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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                          JUNE 14, 2000 (MAY 22, 2000)

                          KENT ELECTRONICS CORPORATION
              Exact Name of Registrant as Specified in its Charter


       TEXAS                           0-14643                 74-1763541
State of Incorporation or        Commission File Number      I.R.S. Employer
    Organization                                            Identification No.

      1111 GILLINGHAM LANE
        SUGAR LAND, TEXAS                                         77478
Address of Principal Executive Offices                          (Zip Code)

                                 (281) 243-4000
                         Registrant's telephone number,
                              including area code



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

      On May 23, 2000, Kent Electronics Corporation (the "Company") announced the completion of the sale of certain assets of its specialty wire and cable redistribution business to Houston Wire & Cable Company. The Company's press release announcing this sale is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.  The following exhibits are filed as part of this report:

     99.1  Press Release issued by Kent Electronics Corporation on May 23, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 14, 2000

                              KENT ELECTRONICS CORPORATION


                              By: /s/ Stephen J. Chapko
                                  ----------------------------------
                                  Stephen J. Chapko
                                  Executive Vice President and Chief Financial
                                  Officer

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